Net Loss per Share	3 Months Ended
Mar. 31, 2024
Earnings Per Share [Abstract]
Net loss per Share
Note 7. Net Loss Per Share
The following table presents the numerator and denominator of the basic and diluted net loss per share computations for the three months ended March 31, 2024 and 2023:

	Three Months Ended March 31,
	2024	2023
	(In thousands, except per share amounts)
Numerator:
Net loss for basic and diluted loss per share	$(25,983)	$(22,224)

Denominator:
Weighted average shares - for basic and diluted net loss per share	69,993	67,583

Net loss per share
Basic and diluted	$(0.37)	$(0.33)
The computation of diluted net loss per share excluded share awards of 2.3 million and 3.4 million shares for the three months ended March 31, 2024 and 2023, respectively, because the inclusion of those shares would have had an anti-dilutive effect on the diluted net loss per share.